UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Boulevard Indianapolis, IN	46240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(317) 465-0200

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

The Federal Home Loan Bank of Indianapolis amended its Code of Conduct, effective July 1, 2006, to reduce the size of acceptable gifts and entertainment expense that would be permitted to be received by all directors and employees, including executive officers. Further, the Code was amended to incorporate the Federal Home Loan Bank of Indianapolis’ Disclosure, Anti-Fraud, Insider Trading and Whistle-blower policies that have been adopted as part of the Federal Home Loan Bank of Indianapolis’ registration process with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
14.1	Federal Home Loan Bank of Indianapolis’ Code of Conduct, effective July 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on June 30, 2006.

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ CINDY L. KONICH
Name:	Cindy L. Konich
Title:	First Vice President – Treasurer

By:	/s/ JONATHAN R. WEST
Name:	Jonathan R. West
Title:	Senior Vice President – General Counsel and Secretary